UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)  February 2, 2005
                                                       (January 31, 2005)


                       Real Estate Associates Limited IV
            (Exact name of registrant as specified in its charter)


           California                    0-12439               95-3718731
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(State or other jurisdiction of        (Commission            (IRS Employer
          incorporation)               File Number)        Identification No.)


    55 Beattie Place, Post Office Box 1089, Greenville, SC            29602
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                (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code   (864) 239-1000
                                                  -----------------------------


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        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03  Amendments to Articles of Incorporation or Bylaws; Change in
           Fiscal Year.

         On January 31, 2005, the Restated Certificate and Agreement of Limited Partnership (the "Partnership Agreement") of Real Estate Associates Limited IV (the "Partnership") was amended, effective as of January 31, 2005, (1) to eliminate the requirement that the cash proceeds from the sale of an individual project or project interest must be at least as great as the tax liability to the limited partners resulting from that sale, and (2) to modify the provision in the Partnership Agreement that requires limited partner approval for a sale of all or substantially all assets so that a sale of a single project (or a sale of project interests related to a single project) does not require limited partner approval. The amendments to the Partnership Agreement and the complete text of the Partnership agreement as amended are included as Exhibits 3.1 and
3.2 respectively to this report and incorporated herein by this reference.

ITEM 9.01  Financial Statements and Exhibits.

           (c) Exhibits.

           The following exhibits are filed with this report:

           Exhibit Number     Description
           --------------     -----------

                3.1 Amendments to Restated Certificate and Agreement of Limited Partnership

                3.2 Restated Certificate and Agreement of Limited Partnership (complete text as amended)

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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         REAL ESTATE ASSOCIATES LIMITED IV

                         By: NATIONAL PARTNERSHIP INVESTMENTS CORP., as General Partner


                               By:      /s/ Jeffrey H. Sussman
                                        --------------------------------------
                               Name:    Jeffrey H. Sussman
                               Title:   Senior Vice President, General
                                        Counsel and Secretary

Date:  February 2, 2005